TRI-CONTINENTAL CORPORATION

INVESTS PRIMARILY TO PRODUCE

LONG-TERM GROWTH OF BOTH

CAPITAL AND INCOME, WHILE PROVIDING REASONABLE

CURRENT INCOME.

                           Tri-Continental Corporation

                                   MANAGED BY
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017

This report is intended only for the information of Stockholders or those who have received the current prospectus covering shares of Common Stock of Tri-Continental Corporation, which contains information about management fees and other costs.

CETRI3c 9/98


                            THIRD QUARTER REPORT 1998

                                 TRI-CONTINENTAL
                                   CORPORATION

                         AN INVESTMENT YOU CAN LIVE WITH

TRI-CONTINENTAL CORPORATION

To the Stockholders:

     For the third quarter of 1998, Tri-Continental Corporation posted a total return of -7.94% based on net asset value, outpacing both the -12.91% total return of its peers, as measured by the Lipper Closed-End Growth & Income Funds Average, and the -9.95% total return of the S&P 500. Based on market price, Tri-Continental's total return was -8.02% for the third quarter. In spite of significant declines in most major stock market averages in the quarter, Tri-Continental's year-to-date total return based on net asset value was 4.98%.

     At the beginning of the third quarter, most major US stock indices reached record peaks; both the S&P 500 and the Dow Jones Industrial Average rose to their highest levels in history on July 17, closing at 1187 and 9338, respectively. However, as the quarter progressed, the Asian financial crisis worsened, Japan's recession and banking problems deepened, Russia's economy neared ruin, and Brazil encountered fiscal problems that threatened all of Latin America. This developing global financial instability prompted domestic and overseas investors to favor the perceived safety and liquidity of US Government bonds over common stocks.

     In August, share prices suffered large declines, causing overall negative investment returns for the quarter, as the gains for the year were wiped out in several volatile trading days. On August 31, the Dow Jones Industrial Average plummeted to 7539, below its starting level for the year, and the S&P 500 suffered its largest one-day point drop ever, falling to 958. All in all, the third quarter of 1998 handed US blue-chip stocks their worst overall quarterly performance since the third quarter of 1990.

     In the US, the Federal Reserve Board has clearly changed its posture in three short months. The Fed has gone from a hawkish/neutral stance on inflation into a gradual shift toward easier money and liquidity stimulation. In both September and October, the Fed lowered the federal funds rate by one-quarter of one percent, suggesting that overseas turmoil was becoming a more serious threat. Further, Fed officials have hinted that more interest-rate reductions will come if the financial turmoil continues to spread.

     The equity market volatility of the third quarter serves as a reminder that there are risks associated with investing. The equity returns received by investors during the last several years of more than 20% annually are well above historic norms. Investors would be well served by moderating their expectations for ongoing investment performance.

     In the face of the current domestic and international economic uncertainties, your Manager will continue to invest Tri-Continental's assets based on the principal of providing long-term growth of both capital and income, while providing reasonable current income. Indeed, Tri-Continental's disciplined objective, coupled with its closed-end structure, enabled it to maintain an even keel throughout the equity market turmoil of the third quarter. The investment approach proven over many years remains in place.

     We welcome Rodney Collins as Co-Portfolio Manager of Tri-Continental Corporation. Mr. Collins has been with J. & W. Seligman & Co. Incorporated since 1992, is a member of the Seligman Growth and Income team, and has 12 years of investment experience. Thank you for your continued support of Tri-Continental Corporation. A discussion with your Portfolio Managers and the Corporation's portfolio of investments follow this letter.

By order of the Board of Directors,


William C. Morris
Chairman


                                                                   Brian T. Zino
                                                                       President

October 30, 1998

TRI-CONTINENTAL CORPORATION

INTERVIEW WITH YOUR PORTFOLIO MANAGERS, CHARLES C. SMITH, JR. AND RODNEY COLLINS


WHAT WERE TRI-CONTINENTAL'S INVESTMENT RESULTS IN THE THIRD QUARTER?

"Tri-Continental Corporation's portfolio had a good third quarter on a relative basis. Based on net asset value, the portfolio's total return of -7.94% significantly outperformed both the S&P 500 and its peer group. The S&P 500 had a total return of -9.95% for the quarter, while the Lipper Closed-End Growth & Income Funds Average posted a total return of -12.91%. Tri-Continental Corporation's total return based on market price was -8.02%."

WHICH ECONOMIC AND MARKET FACTORS INFLUENCED TRI-CONTINENTAL CORPORATION IN THE THIRD QUARTER?

"Although the US economy remained strong in the third quarter, economic turmoil began to spread throughout the world. The Asian financial crisis worsened, Japan again failed to sort out its banking difficulties, Russia defaulted on many debts, emerging markets collapsed, and economic crises threatened Latin America. In the beginning of the quarter, fears of risk in nearly all types of financial assets drove investors worldwide into the relative safety and liquidity of US Government bonds and large-capitalization growth stocks, and major stock market indices jumped to record levels.

"However, stock prices began falling in late July and continued their declines through August, as investors became more concerned about world economic turmoil and corporate earnings growth. Stock markets in Asia and Europe tumbled, as did emerging markets in Latin America. In the final weeks of the third quarter, even liquid, large-cap growth stocks suffered from sell-offs. Overall, US blue chips lost 12.4% in the period, their worst quarterly performance in eight years, outdone only by the 15% plunge in the third quarter of 1990."

WHAT WAS YOUR INVESTMENT STRATEGY?

"Our investment strategy is relatively straightforward. We seek to invest in companies with attractive yields and reasonable valuations, compared to other companies within respective industries. Over time, we have found that companies with these characteristics generally offer superior returns with lower volatility, compared to lower-yielding securities with higher price-to-earnings ratios.

"Our goal is to identify catalysts within companies that may lead to earnings acceleration, capital appreciation, and opportunities for dividend growth. In other words, we do not invest in companies simply because their stocks appear inexpensive.

"Throughout the third quarter, we focused away from stocks that we felt were selling at multiples that did not represent realistic earnings expectations for their underlying companies. We instead emphasized domestic companies with proven track records of stable earnings growth, strong fundamentals, and with diversified international exposure. Overall, we made no major changes in the portfolio's holdings during the third quarter.

"Our investment process is one of the main reasons that Tri-Continental's relative investment results were strong in the quarter. Looking ahead, if the equity market reaches lower overall valuations, we will purchase stocks of companies that traditionally have demonstrated greater earnings growth potential. At this point, we believe that the valuations of these kinds of stocks are still excessive. Until valuations decrease, we will generally maintain our present investment positions."

                                                           (CONTINUED ON PAGE 4)

TRI-CONTINENTAL CORPORATION
--------------------------------------------------------------------------------

INVESTMENT RESULTS PER COMMON SHARE

TOTAL RETURNS*
FOR PERIODS ENDED SEPTEMBER 30, 1998



                                                                                      Average Annual
                                                                            -------------------------------------
                                             Three           Nine            One           Five              10
                                            Months          Months          Year           Years            Years
                                           --------        --------         -----          -----            -----

           MARKET PRICE**                   (8.02)%          3.23%          3.85%          15.08%          14.95%

           NET ASSET VALUE**                (7.94)           4.98           4.16           16.21           15.51

           LIPPER CLOSED-END
             GROWTH &INCOME
             FUNDS AVERAGE***              (12.91)          (1.67)         (1.05)          14.61           14.09

           S&P 500***                       (9.95)           6.00           9.05           19.91           17.29


PRICE PER SHARE
                                     September 30, 1998     June 30, 1998      March 31, 1998     December 31, 1997
                                    --------------------   ---------------    ----------------   -------------------

           MARKET PRICE                    $25.50              $27.875            $29.5625             $26.6875

           NET ASSET VALUE                  31.15               34.02              35.80                32.06



DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                                                              Capital Gain
                                                           ---------------------------------------------------
                                        Dividends Paid+         Paid            Realized        Unrealized
                                       ---------------        ---------        -----------      -----------

                                            $0.39               $1.835++          $2.33            $6.47+++



------------------------------------------------------------------------------
  The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

   * Returns for periods of less than one year are not annualized.
  ** These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are taken in additional shares.
 *** The Lipper Closed-End Growth & Income Funds Average and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Closed-End Growth & Income Funds Average excludes the effect of any costs associated with the purchase of shares, and the S&P 500 excludes the effect of fees and sales charges. Investors cannot invest directly in an index or an average.
   + Preferred  Stockholders  were paid dividends  totaling $1.875 per share.
  ++ Represents realized capital gains from 1997, which were paid on June 23,
     1998.
 +++ Represents the per share amount of net unrealized appreciation of portfolio securities as of September 30, 1998.

--------------------------------------------------------------------------------

TRI-CONTINENTAL CORPORATION

WHICH INDUSTRY GROUPS INFLUENCED THE CORPORATION'S INVESTMENT RESULTS?

     "With few exceptions, the portfolio had very positive results in every industry group. Given the recent emphasis the overall broad market has placed on corporate earnings estimates, during the third quarter the portfolio was overweighted in defensive sectors that demonstrated relatively stable earnings. Only the basic materials sector, which is generally more sensitive to global economic conditions, underperformed our expectations.

     "The portfolio benefited from overweight positions in telecommunications, energy, and electric utilities. Utilities companies generally have stable earnings growth and little foreign exposure. Telecommunications companies demonstrated relatively stable earnings growth, and these stocks had attractive dividend yields. Energy stocks outperformed our expectations significantly in the third quarter, so we reduced the portfolio's exposure to take advantage of their performance. However, we maintained a modestly overweight position in the energy sector.

     "In addition, our judicious stock selection in health care led to superior returns in this industry. The portfolio also benefited from an underweight position in the technology sector, which enabled us to avoid the negative impact of uncertain corporate earnings in this industry. Very few technology stocks had meaningful dividend yields, and earnings generally were vulnerable to lower overseas demand."

WHAT IS YOUR OUTLOOK?

     "The global economic uncertainty of the third quarter will probably continue, but may ultimately have a positive impact on US common stock prices. Turmoil in Russia, Asia, Latin America, and emerging markets should continue to fuel the flight to quality to US equity investments, which are becoming even more attractive as a safe haven, despite day-to-day fluctuations in the stock market.

     "However, we remain concerned that corporate earnings expectations for 1999 are too high, and that earnings shortfalls by well-publicized, high-profile companies will put a damper on stock prices overall. We believe that the US stock market could trade in a narrow range until corporate earnings catch up to stock prices, thereby reducing price-to-earnings multiples. A decline in the prices of larger-capitalized stocks could weaken the broad market, and the valuations of these kinds of issues may eventually decline.

     "We will also maintain our focus on identifying companies that we feel have relatively stable and consistent earnings growth potential, and whose stock offers high dividends and low valuations within their respective industries. Going forward, we believe these types of investments will be recognized as the quality instruments that they are."

TRI-CONTINENTAL CORPORATION

LARGEST PORTFOLIO CHANGES
JULY 1 TO SEPTEMBER 30, 1998

                                     SHARES OR PRIN. AMT.
                                   -------------------------
                                                  HOLDINGS
ADDITIONS                           INCREASE       9/30/98
                                   ----------    ----------
COMMON STOCKS
AT&T Corp.                             360,000shs.   735,000shs.
Baxter International Inc.             275,000       925,000
ConAgra, Inc.                         705,000     2,500,000
Ford Motor Company                    800,000       800,000
Fort James Corporation                550,000     1,415,000
Raytheon Company Class "B"          1,045,000     2,100,000
Schlumberger Limited                  325,000       525,000

US GOVERNMENT SECURITIES
US Treasury Notes, 63/8%,
   9/30/2001                      $75,000,000   $75,000,000
US Treasury Notes, 53/4%,
   8/15/2003                       50,000,000    50,000,000
US Treasury Notes, 65/8%,
   5/15/2007                       75,000,000    75,000,000

                                            Shares
                                   ------------------------
                                                  Holdings
REDUCTIONS                          Decrease       9/30/98
                                   ----------    ----------
COMMON STOCKS
ACE Limited                           610,900       289,100
Allegheny Teledyne, Inc.            1,375,000            --
Avon Products, Inc.                   450,000            --
Eaton Corporation                     352,700            --
General Electric Company              430,200     1,169,800
B.F. Goodrich Company (The)           810,000            --
Harley-Davidson Inc.                1,200,000            --
J.C. Penney Company, Inc.             735,000            --
Schering-Plough Corporation           270,000       300,000
Union Camp Corporation                500,000            --


10 LARGEST HOLDINGS
SEPTEMBER 30, 1998
------------------------------------------------------------
                                                  Value
                                               ------------
Raytheon Company Class "B"                     $113,268,750
Exxon Corporation                               105,281,250
General Electric Company                         93,072,212
Microsoft Corporation                            86,974,063
Mobil Corporation                                78,215,625
International Business
   Machines Corporation                          77,440,000
United Technologies Corporation                  71,469,063
Philip Morris Companies, Inc.                    70,475,625
American Home Products Corporation               68,087,500
ConAgra, Inc.                                    67,343,750

------------------------------------------------------------
                                                                               5

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (unaudited)
                                      Shares         Value
                                      -------      ---------

COMMON STOCKS - 91.1%
AEROSPACE - 3.1%
General Dynamics Corporation         750,000   $  37,640,625
United Technologies Corporation      935,000      71,469,063
                                               -------------
                                               $ 109,109,688
                                               -------------
AUTOMOTIVE AND
   RELATED - 3.8%
Chrysler Corporation               1,385,000   $  66,306,875
Dana Corporation                     750,000      27,984,375
Ford Motor Company                   800,000      37,550,000
                                               -------------
                                               $ 131,841,250
                                               -------------
BASIC MATERIALS - 0.6%
Aluminum Company of America          275,000   $  19,525,000
                                               -------------

CHEMICALS - 1.0%
du Pont (E.I.) de Nemours and
   Company                           595,000   $  33,394,375
                                               -------------

COMMUNICATIONS - 9.5%
AT&T Corp.                           735,000   $  42,951,562
Ameritech Corporation                955,000      45,243,125
GTE Corporation                    1,065,000      58,575,000
MCI WorldCom, Inc.*                1,220,000      59,665,625
SBC Communications, Inc.           1,070,000      47,548,125
Sprint Corporation                   385,000      27,720,000
US WEST Communications
   Group                             915,000      47,980,313
                                               -------------
                                               $ 329,683,750
                                               -------------
COMPUTER AND
   BUSINESS SERVICES - 7.5%
Intel Corporation                    640,000   $  54,900,000
International Business Machines
   Corporation                       605,000      77,440,000
Microsoft Corporation*               790,000      86,974,063
Xerox Corporation                    490,000      41,527,500
                                               -------------
                                               $ 260,841,563
                                               -------------
CONSUMER GOODS
   AND SERVICES - 11.5%
Anheuser-Busch Companies, Inc.     1,180,000   $  63,720,000
Coca-Cola Company (The)              770,000      44,371,250
ConAgra, Inc.                      2,500,000      67,343,750
General Mills, Inc.                  520,000      36,400,000
PepsiCo, Inc.                      1,190,000      35,030,625
Philip Morris Companies, Inc.      1,530,000      70,475,625
Procter & Gamble Company (The)       425,000      30,148,438
Sara Lee Corporation                 975,000      52,650,000
                                               -------------
                                               $ 400,139,688
                                               -------------
DIVERSIFIED - 1.2%
AlliedSignal Inc.                  1,180,000   $  41,742,500
                                               -------------

DRUGS AND
   HEALTH CARE - 12.0%
Abbott Laboratories                1,080,000   $  46,912,500
American Home Products
   Corporation                     1,300,000      68,087,500
Baxter International Inc.            925,000      55,037,500
Bristol-Myers Squibb Company         635,000      65,960,625
Johnson & Johnson                    650,000      50,862,500
Merck & Co., Inc.                    515,000      66,724,688
Pfizer Inc.                          320,000      33,900,000
Schering-Plough Corporation          300,000      31,068,750
                                               -------------
                                               $ 418,554,063
                                               -------------
ELECTRIC AND
   GAS UTILITIES - 3.9%
Edison International               1,500,000   $  38,531,250
Unicom Corporation                 1,155,000      43,168,125
Williams Companies, Inc. (The)     1,915,000      55,056,250
                                               -------------
                                               $ 136,755,625
                                               -------------
ELECTRONICS - 3.2%
Raytheon Company Class "B"         2,100,000   $ 113,268,750
                                               -------------

ENERGY - 10.9%
British Petroleum Company (The)
   plc (ADRs) (United Kingdom)       425,000   $  37,081,250
Chevron Corporation                  480,000      40,350,000
Exxon Corporation                  1,500,000     105,281,250
Mobil Corporation                  1,030,000      78,215,625
Royal Dutch Petroleum
   Company (Netherlands)           1,030,000      49,053,750
Schlumberger Limited                 525,000      26,414,062
Texaco Inc.                          720,000      45,135,000
                                               -------------
                                               $ 381,530,937
                                               -------------


------------------------
See footnotes on page 7.

TRI-CONTINENTAL CORPORATION
                                                             September 30, 1998
                                      Shares         Value
                                      -------      ---------
FINANCE AND
   INSURANCE - 13.5%
ACE Limited                          289,100  $    8,673,000
Ahmanson (H. F.) & Company           800,000      44,400,000
American General Corporation       1,000,000      63,875,000
American International Group, Inc.   832,500      64,102,500
BankAmerica Corporation              330,000      19,841,250
Bank of New York Company, Inc.     2,160,000      59,130,000
Citicorp                             200,000      18,587,500
Federal National Mortgage
   Association                       720,000      46,260,000
Marsh & McLennan
   Companies, Inc.                   780,000      38,805,000
Mellon Bank Corporation              750,000      41,296,875
St. Paul Companies, Inc.           1,110,000      36,075,000
Travelers Incorporated               810,000      30,375,000
                                              --------------
                                              $  471,421,125
                                              --------------
MANUFACTURING AND
   INDUSTRIAL EQUIPMENT - 3.4%
GATX Corporation                     760,000  $   25,127,500
General Electric Company           1,169,800      93,072,212
                                              --------------
                                              $  118,199,712
                                              --------------
PAPER AND
   FOREST PRODUCTS - 2.2%
Fort James Corporation             1,415,000  $   46,429,687
Mead Corporation (The)             1,080,000      31,792,500
                                              --------------
                                              $   78,222,187
                                              --------------
PUBLISHING - 0.6%
Gannet Company, Inc.                 400,000  $   21,425,000
                                              --------------

RETAIL TRADE - 2.3%
May Department Stores Company        795,000  $   40,942,500
Wal-Mart Stores, Inc.                705,000      38,510,625
                                              --------------
                                              $   79,453,125
                                              --------------
TRANSPORTATION - 0.9%
Norfolk Southern Corporation       1,055,000  $   30,660,937
                                              --------------

TOTAL COMMON STOCKS
  (Cost: $2,462,725,462)                      $3,175,769,275
                                              --------------

                                 Prin. Amt.
                                 ----------
US GOVERNMENT
   SECURITIES - 6.3%
US Treasury Notes, 63/8%,
   9/30/2001                     $75,000,000  $   79,125,075
US Treasury Notes, 53/4%,
   8/15/2003                      50,000,000      53,078,150
US Treasury Notes, 65/8%,
   5/15/2007                      75,000,000      86,437,575
                                              --------------
Total US GOVERNMENT
   SECURITIES
  (Cost: $216,904,297)                        $  218,640,800
                                              --------------


TRI-CONTINENTAL FINANCIAL
   DIVISION+ - 0.4%
  (Cost: $15,257,295)                         $   15,957,763
                                              --------------

SHORT-TERM HOLDINGS - 1.1%
  (Cost: $37,000,000)                         $   37,000,000
                                              --------------
TOTAL INVESTMENTS - 98.9%
   (Cost: $2,731,887,054)                     $3,447,367,838

OTHER ASSETS
   LESS LIABILITIES - 1.1%                        37,658,557
                                              --------------

NET INVESTMENT ASSETS - 100.0%                $3,485,026,395
                                              ==============

-------------------
* Non-income producing security.
+ Restricted securities.
Note: Investments in US Government securities, stocks, limited partnership interests, and short-term holdings maturing in more than 60 days are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

TRI-CONTINENTAL CORPORATION

STOCKHOLDER SERVICES

     Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient.

PURCHASES OF COMMON STOCK. Under the Automatic Dividend Investment and Cash Purchase Plan, and other Stockholder plans, purchases of Common Stock are made by the Corporation in the open market and from Stockholders participating in withdrawal plans to satisfy Plan requirements. Those shares are then sold to Stockholders using the Plan. During the nine months ended September 30, 1998, 1,358,664 shares were purchased by Stockholders through the Plan.

     The Corporation may make additional purchases of its Common Stock in the open market at such prices and in such amounts as the Board of Directors may deem advisable. To date, no such additional purchases were made in 1998.

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNT (IRA). You may contribute up to
$2,000 per year to a Traditional IRAprovided you have earned income and are under age 70 1/2. A working or non-working spouse may also contribute up to $2,000 to a separate Traditional IRA. Contributions to a Traditional IRA may be deductible or non-deductible. If you are NOT covered by an employer's retirement plan, your contribution will always be deductible. For individuals who are covered by a plan, contributions will be deductible if your adjusted gross income (AGI) in 1998 is less than $30,000. For spouses who are both covered by a plan, contributions will be fully deductible if your AGI is less than $50,000. If one spouse does not work or is not covered by a retirement plan, that spouse's contribution will be fully deductible provided your household AGI does not exceed $150,000. If your contribution is not deductible, you may still take advantage of the tax-deferred accumulation of earnings in your Traditional IRA.

ROLLOVER IRA. You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or tax-deferred annuity into a Rollover IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA must occur within 60 days of receipt of the qualifying distribution. If you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

Roth IRA. You (and a working or non-working spouse) may each make an after-tax contribution of up to $2,000 per year to a Roth IRA provided you have earned income and meet the eligibility requirements. Your Adjusted Gross Income
(AGI) must be less than $95,000 (individuals) or $150,000 (married couples) to be eligible to make a full contribution to a Roth IRA. Total contributions to a Roth IRA and a Traditional IRA cannot exceed $2,000 in any year. Earnings grow tax-free and will be distributed to you tax-free and penalty-free provided that you hold your account for at least five years and you take the distribution either after age 59 1/2, for disability, upon death, or to make a first-time home purchase (up to $10,000). Unlike a Traditional IRA, you may contribute to a Roth IRA even if you are over age 70 1/2 (if you have earned income), and you are not required to take minimum distributions at age 70 1/2. You may convert an existing Traditional IRA to a Roth IRA to take advantage of tax-free distributions. You must pay taxes on any earnings and deductible contributions in your Traditional IRA before converting it to a Roth IRA. Talk to your financial advisor for more details on converting your Traditional IRA.

TRI-CONTINENTAL CORPORATION

RETIREMENT PLANNING -- QUALIFIED PLANS. Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that are available to corporations. Contribution levels can go as high as 25% of earned income (reduced by plan contributions), to a maximum of $30,000 per participant. For retirement plan purposes, no more than $160,000 may be taken into account as earned income under the plan in 1998 and future years (subject to adjustments to reflect cost of living increases). Social Security integration and employee vesting schedules are also available as options in the Tri-Continental prototype retirement plans. Although you already may be participating in an employer's retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director's fees.

RETIREMENT PLAN SERVICES provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the Continental US and (212) 682-7600 outside the Continental US.

GIFTS FREE OF FEDERAL TAX are often made using Tri-Continental Common
Stock. You may give as much as $10,000 a year to as many individuals as desired free of federal gift tax, and a married couple may give up to $20,000 a year.

THE AUTOMATIC CASH WITHDRAWAL PLAN enables owners of Common shares with a market value of $5,000 or more to receive a fixed amount from their investment at regular intervals. Investors use the plan to supplement current or retirement income, for educational expenses, or for other purposes.


For information about your Corporation, call or write Corporate
Communications, J.&W. Seligman & Co. Incorporated, 100 ParkAvenue, New York, NY10017. If you want information about your investment account, call or write Stockholder Services,Seligman Data Corp., at the same address.

--------------------------------------------------------------------------------
IMPORTANT TELEPHONE NUMBERS

STOCKHOLDER                 RETIREMENT PLAN             24-HOUR AUTOMATED
SERVICES                    SERVICES                    TELEPHONE ACCESS SERVICE
(800) TRI-1092              (800) 445-1777              (800) 622-4597
(8:30 a.m. to 6:00 p.m. EST)(8:30 a.m. to 6:00 p.m. EST)
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